UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2022

MERIDIAN BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3471 River Hills Dr

Cincinnati, Ohio 45244

(Address of principal executive offices including zip code)

(513) 271-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously disclosed, on July 7, 2022, Meridian Bioscience, Inc., an Ohio corporation (“Meridian”), on the one hand, and SD Biosensor, Inc., a corporation with limited liability organized under the laws of the Republic of Korea, Columbus Holding Company, a Delaware corporation (“Columbus Holding”) and Madeira Acquisition Corp., an Ohio corporation and a direct wholly owned subsidiary of Columbus Holding (“Merger Sub”), on the other hand, entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Columbus Holding will acquire Meridian through a merger of Merger Sub with and into Meridian, with Meridian surviving as a wholly owned subsidiary of Columbus Holding (the “Merger”).

On October 10, 2022, Meridian held a special meeting of its shareholders (the “Special Meeting”). Meridian filed a definitive proxy statement relating to the Special Meeting (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on September 8, 2022. Descriptions of each of the proposals voted upon at the Special Meeting are contained in the Proxy Statement.

As of September 2, 2022, the record date for the Special Meeting, there were 43,747,969 shares of Meridian common stock outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 34,957,427 shares of common stock, representing approximately 79.9% of the shares issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

All of the proposals were approved by the requisite vote of Meridian’s shareholders. The final voting results are described below.

1.	Proposal No. 1 – The Agreement and Plan of Merger Proposal: The shareholders adopted the Merger Agreement by the votes set forth in the table below.

For	Against	Abstained
34,786,484	81,340	89,603

2.

Proposal No. 2 – Named Executive Officer Merger-Related Compensation Proposal: The shareholders approved, on a non-binding, advisory basis, the below resolution with respect to Merger-related executive compensation by the votes set forth in the table below. Heading references relate to headings found in the Proxy Statement.

“RESOLVED, that the shareholders of Meridian Bioscience, Inc. (“Meridian”) approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of Meridian that is based on or otherwise relates to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading ‘The Merger (Proposal 1)—Interests of Meridian’s Directors and Executive Officers in the Merger’.”

For	Against	Abstained
28,376,461	6,452,887	128,079

In light of the approval of Proposal No. 1, Proposal No. 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate to solicit additional proxies in favor of Proposal No. 1) was rendered moot and was not presented at the Special Meeting.

Item 8.01	Other Events

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various closing conditions, including, but not limited to, (i) the receipt of the regulatory clearances and approvals described under the heading “The Merger (Proposal 1) – Regulatory Clearances and Approvals Required for the Merger” of the Proxy Statement; (ii) the receipt by Meridian of the United States Department of Justice’s (“DOJ”) position of the potential liability Meridian may face as a result of the DOJ’s ongoing investigation relating to the Magellan LeadCare Product line (the “DOJ Investigation”); and (iii) the lack of, and the reasonably unlikeliness of, a DOJ indictment of Meridian or any of its subsidiaries on one or more felony criminal charges as a result of the DOJ Investigation, other than in connection with a negotiated resolution of the DOJ Investigation by Meridian in connection with the entry into or proposed entry into a deferred prosecution agreement, in any case, where neither Meridian nor any of its subsidiaries has been excluded from any Federal health care program.

As of October 11, 2022, Meridian or the appropriate parties to the Merger Agreement have obtained approval or clearances, as applicable, for all relevant antitrust and foreign direct investment filings except for the filing related to the Committee on Foreign Investment in the United States (“CFIUS”). The CFIUS application was accepted for review, with October 6, 2022 constituting the first day of the initial review period. Meridian has not yet reached a resolution with the DOJ with respect to the DOJ Investigation; Meridian continues to actively work with the DOJ to find a resolution to the DOJ Investigation.

As of October 11, 2022, Meridian continues to expect to complete the Merger in the fourth calendar quarter of 2022.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) economic or other conditions in the markets in which Meridian operates, including as a result of the COVID-19 pandemic or the Russia-Ukraine conflict; (2) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Merger that could reduce anticipated benefits or cause the parties to abandon the proposed Merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (4) the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all; (5) risks related to distraction of Meridian’s management time from ongoing business operations due to the proposed Merger; (6) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of Meridian’s common stock; (7) the risk of any unexpected costs or expenses resulting from the proposed Merger or the delay thereof; (8) the risk that the outcome of any legal proceedings related to the proposed Merger could be material to Meridian or detrimental to the proposed Merger; (9) the risk that Meridian may be adversely affected by other economic, business, or competitive factors; and (10) the effect of the announcement of the proposed Merger on the ability of Meridian to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Meridian does business, or on the Meridian’s operating results and business generally. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Additional factors that may affect the future results of Meridian are set forth in its filings with the SEC, including Meridian’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on Meridian’s website at www.investor.meridianbioscience.com and the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above are not exclusive and further information concerning Meridian and its businesses, including factors that potentially could materially affect its businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. The forward-looking statements in this communication speak only as of the date hereof. Except as required by law, Meridian assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022

MERIDIAN BIOSCIENCE, INC.

By:	/s/ Jack Kenny
Jack Kenny Chief Executive Officer